UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HARDING, LOEVNER FUNDS, INC.

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HARDING, LOEVNER FUNDS, INC.

400 Crossing Boulevard, Suite 400

Bridgewater, NJ 08807

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

Dear Shareholder:

As a shareholder of the Harding Loevner Global Equity Portfolio, Harding Loevner International Equity Portfolio, Harding Loevner International Small Companies Portfolio, Harding Loevner Institutional Emerging Markets Portfolio, Harding Loevner Emerging Markets Portfolio, Harding Loevner Frontier Emerging Markets Portfolio, Harding Loevner Global Equity Research Portfolio, Harding Loevner International Equity Research Portfolio or the Harding Loevner Emerging Markets Research Portfolio, on behalf of the Board of Directors (the “Board” or the “Directors”) of Harding, Loevner Funds, Inc. (the “Fund”), I am pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) to be held on December 14, 2020, at 11:00 a.m., Eastern Time. In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only and you may participate by webcast or telephonically. You will not be able to attend the Meeting in person.

The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present the proposal to be considered at the Meeting, which is to elect four individuals to the Board (two of whom are current Directors, and two of whom would be new Directors).

The Board unanimously recommends that you vote “FOR” each of the nominees to serve as a Director.

The Fund welcomes your attendance by webcast or telephone at the Meeting. Even if you plan to attend the meeting virtually, the Fund encourages you to vote promptly by proxy. Accordingly, we ask that you take a moment to review these materials and to complete and return your proxy card by mail as soon as possible. Alternatively, you may vote by telephone or via the Internet. Regardless of how you choose to vote, it is very important that your voting instructions be received before the Meeting. If we do not receive your vote within a reasonable period of time, you may receive a follow-up request by telephone from a representative of Harding Loevner LP, the Fund’s investment adviser.

If you have any questions after reviewing the enclosed materials, please call us at 877-435-8105. Thank you for your time and for placing your trust in us through your investment in the Fund.

By Order of the Board of Directors,

Richard T. Reiter
President of Harding, Loevner Funds, Inc.

HARDING, LOEVNER FUNDS, INC.

400 Crossing Boulevard, Suite 400

Bridgewater, NJ 08807

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Harding Loevner Global Equity Portfolio

Harding Loevner International Equity Portfolio

Harding Loevner International Small Companies Portfolio

Harding Loevner Institutional Emerging Markets Portfolio

Harding Loevner Emerging Markets Portfolio

Harding Loevner Frontier Emerging Markets Portfolio

Harding Loevner Global Equity Research Portfolio

Harding Loevner International Equity Research Portfolio

Harding Loevner Emerging Markets Research Portfolio

TO BE HELD ON DECEMBER 14, 2020

To Shareholders of Harding, Loevner Funds, Inc. (the “Fund”):

Notice is hereby given that a Special Meeting of Shareholders of the Fund (the “Meeting”), a Maryland corporation, will be held on December 14, 2020, at 11:00 a.m., Eastern Time for the following purposes:

1.	To elect four Directors of the Fund.

2.	To transact any other business that may properly come before the meeting or any adjournment thereof.

In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the purpose of the Meeting is included in the accompanying Proxy Statement dated November 2, 2020.

Shareholders of record on the Record Date (as defined below) for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting https://viewproxy.com/HardingLoevner/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator. Only shareholders of record at the close of business on October 19, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors of the Fund.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Friday, December 11, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HardingLoevner/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record on the Record Date. Even if you plan to attend the Meeting virtually, you are requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone or via the Internet as described on the enclosed Proxy Card. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Fund at 400 Crossing Boulevard, Suite 400, Bridgewater, NJ 08807, by signing and submitting another proxy of a later date, or by attending the Meeting virtually and voting at the Meeting.

The Board of Directors recommends that you vote “FOR” the election of each Director nominee.

By Order of the Board of Directors,

Marcia Y. Lucas
Secretary of Harding, Loevner Funds, Inc.

Dated: November 2, 2020

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize (by telephone or through the Internet) a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Fund the additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on

December 14, 2020:

This Proxy Statement is available at www.proxyvote.com.

PROXY STATEMENT

(dated November 2, 2020)

HARDING, LOEVNER FUNDS, INC.

400 Crossing Boulevard, Suite 400

Bridgewater, NJ 08807

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 14, 2020

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” or the “Directors”) of Harding, Loevner Funds, Inc., a Maryland corporation (the “Fund”), to be voted at a Special Meeting of Shareholders of the Fund (the “Meeting”) or at any postponement or adjournment thereof. The Fund is a no-load, open-end management investment company that currently has nine separate diversified portfolios, including the Harding Loevner Global Equity Portfolio, Harding Loevner International Equity Portfolio, Harding Loevner International Small Companies Portfolio, Harding Loevner Institutional Emerging Markets Portfolio, Harding Loevner Emerging Markets Portfolio, Harding Loevner Frontier Emerging Markets Portfolio, Harding Loevner Global Equity Research Portfolio, Harding Loevner International Equity Research Portfolio and the Harding Loevner Emerging Markets Research Portfolio (each, a “Portfolio,” collectively, the “Portfolios”).

Shareholders are being asked to consider and vote upon the following:

1.	Election of four individuals as Directors of the Fund;

2.	Transaction of such other business as may properly come before the meeting or any adjournment thereof.

The following individuals have been nominated by the Board for election as Director: Carolyn N. Ainslie, Jill R. Cuniff, Jason Lamin and Alexandra K. Lynn. More information on the nominees is included below. Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a majority of the votes cast at the Shareholder Meeting in person (virtually) or by proxy.

The Meeting is scheduled to be held on December 14, 2020, at 11:00 a.m., Eastern Time. In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person.

The Board has fixed the close of business on October 19, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Shareholders of record on the Record Date for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/HardingLoevner/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Portfolio’s proxy tabulator. Appendix D sets forth the number of shares of each Portfolio outstanding as of the close of business on the Record Date. Each share is entitled to one vote. Shares may be voted in person (virtually) or by proxy. It is anticipated that definitive materials will be released to security holders on or around November 9, 2020.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Friday, December 11, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HardingLoevner/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

At the Meeting, shareholders will be asked to consider and vote upon the election of four Directors of the Fund, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies. In addition, shareholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournments thereof.

The solicitation of proxies will be made primarily by mail and may also be made by telephone or through the Internet. The cost of soliciting proxies will be borne by the Fund.

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy of either report, please contact the Fund toll free at (877) 435-8105, or write to: Harding, Loevner Funds, Inc., c/o The Northern Trust Company, Attn: Funds Center, Floor 38, 333 South Wabash Avenue, Chicago, IL 60604. The Fund’s reports to shareholders may also be obtained by downloading them from the Fund’s website: www.hardingloevnerfunds.com.

THE PROPOSAL

Election of Four Directors

The following individuals have been nominated by the Board for election as a Director:

Carolyn N. Ainslie

Jill R. Cuniff

Jason Lamin

Alexandra K. Lynn

Two of the nominees, Mses. Ainslie and Cuniff, are current Directors of the Fund. Mr. Lamin and Ms. Lynn were nominated for election as Directors of the Fund on September 11, 2020 and October 30, 2020, respectively. Each nominee has consented to serve as a Director.

The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote “FOR” such nominee will be voted for a substitute nominee as the Board may recommend. If a Proxy Card is executed but no instruction is given, the persons named as proxies in the accompanying Proxy Card will vote “FOR” each nominee named above for election as Director.

Certain information concerning the nominees is set forth below:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director	Other Directorships Held During Past 5 Years
INTERESTED DIRECTOR NOMINEE
Alexandra K. Lynn* Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33477 Age, 41	N/A	N/A	Affiliated Managers Group, Inc., Chief Administrative Officer, 2018 – present; Executive Vice President, Corporate Strategy and Communications, 2017 – 2018; Senior Vice President, Corporate Strategy and Investor Relations, 2014 – 2016.	9	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director	Other Directorships Held During Past 5 Years
INDEPENDENT DIRECTORS NOMINEES
Carolyn N. Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 62	Director	Indefinite; Director since 2014; Member of the Audit Committee of the Board (the “Audit Committee’) since 2015 – Present and Co – Chairperson June – December, 2017 and Chairperson since 2018; Member of the Governance Committee of the Board (the “Governance Committee”) since March 2018.	Bill & Melinda Gates Foundation, Chief Financial Officer, 2018 – present; Princeton University, Vice President for Finance and Treasurer, 2008 – 2018.	9	None
Jill R. Cuniff c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 56	Director	Indefinite; Director since 2018; Member of the Audit Committee since 2018; Member of the Governance Committee since March 2018.	Edge Asset Management, President and Director, 2009 – 2016.	9	None
Jason Lamin** c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 46	N/A	N/A	Lenox Park Solutions, Inc. (FinTech Company), Founder and Chief Executive Officer, 2009 – present.	9	None

*

Ms. Lynn will be considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, Affiliated Managers Group, a control person of Harding Loevner L.P., the Fund’s investment adviser.

**	If elected, Mr. Lamin will serve as a member of the Fund’s Audit Committee and Governance Committee.

The nominees were nominated to serve as Directors based on their prior personal and business experience.

Carolyn N. Ainslie. Ms. Ainslie has served as a Director of the Fund since 2015. As of October 2018, she serves as the Chief Financial Officer of the Bill & Melinda Gates Foundation. Ms. Ainslie has served as Vice President for Finance and Treasurer of Princeton University from 2008 to 2018. Prior to that, she was Vice President for Planning and Budget at Cornell University from 1998 to 2008. Ms. Ainslie also served on the Princeton University Investment Company Board in her role as CFO of Princeton University. She also serves on various non-profit boards.

Jill R. Cuniff. Ms. Cuniff has served as Director of the Fund since January 2018. Previously, Ms. Cuniff served as President and Director of Edge Asset Management, as Director of Claritas Investments and as an active board member for Morley Financial Services and Union Bond & Trust Company. Ms. Cuniff has also served as a board member of non-profit organizations. She has served as Board Governor of the Montana State University Alumni Foundation since 2015, and she was a board member of the Portland Youth Philharmonic from 2006 to 2009.

Jason Lamin. Mr. Lamin is the co-founder and Chief Executive Officer of Lenox Park Solutions, Inc., a corporation organized in 2009 to provide investment consulting that transitioned to a financial technology firm in 2013. Previously, Mr. Lamin was a Director with the Fixed Income Structured Credit Group and an Analyst in the Financial Institutions Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Lamin also serves on multiple Advisory Boards of his alma mater, The University of Texas at Austin. In addition, he has served as a Private Section Delegate of the United Nations since 2009 and is Co-Chair of the SDG Anti-bribery & Anti-corruption Working Group for the Office of Special Advisors on Africa and Office of the President of the United Nations General Assembly.

Alexandra K. Lynn. Ms. Lynn is Chief Administrative Officer, responsible for managing AMG’s corporate administration, information technology, corporate communications, and global facilities areas. Ms. Lynn also serves as President of AMG’s charitable gift foundation. Prior to joining AMG in 2009, she held roles in the global portfolio trading area of the institutional equity business, corporate strategy, and investment banking at Merrill Lynch & Co. Ms. Lynn received an A.B. from Princeton University and an M.B.A. from each of Columbia Business School and London Business School.

As their biographies indicate, the nominees have held positions with businesses or other firms and have had at least 10 years of experience in their respective industries. Their personal and business experience is expected to further strengthen the Board’s oversight of the Fund, which is in the best interest of the Fund.

Certain information about the other Directors of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director	Other Directorships Held During Past 5 Years
INTERESTED DIRECTOR
David R. Loevner** Harding Loevner LP Fish Creek Center 1230 Ida Dr. Ste. 3 1/2 PO Box 383 Wilson, WY 83014 Age, 66	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996.	Harding Loevner LP, Chairman and Chief Executive Officer 1989 – present; Harding Loevner Funds, plc, Director, 2007 – present.	9	None.
Christine C. Carsman*** Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33477 Age, 68	Director	Indefinite; Director beginning 2017.	Affiliated Managers Group, Inc., Senior Policy Advisor, 2019 – present; Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel 2017 – 2018; Senior Vice President and Deputy General Counsel 2011-2016; AMG Funds plc. Chair of the Board of Directors, 2015 – 2018; Director, 2010 – 2018.	9	AMG Funds (46 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio).
INDEPENDENT DIRECTORS
R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 62	Director	Indefinite; Director since 2004; Lead Independent Director since 2014; Member of the Governance Committee since March 2018.	Caymen Partners (private investment vehicles), Managing Partner, 1999 – present.	9	Selective Insurance Group, Inc.
Charles W. Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 56	Director	Indefinite; Director since 2008; Member of the Governance Committee since March 2018.	U.S. Chamber of Commerce, Senior Vice President for Asia, 2018 – present; Bower Group Asia, Managing Director, China, December 2016 –2017; Forbes-Tate, LLC, International Principal, 2014 – 2016.	9	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director	Other Directorships Held During Past 5 Years
Samuel R. Karetsky**** c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 75	Director	Indefinite; Director since 1998; Member of the Audit Committee since 1998; Member of the Governance Committee since March 2018.	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Wealth Manager, 2004 – present.	9	None
Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 62	Director	Indefinite; Director since 2008; Chairman of the Governance Committee since March 2018.	University of California at Berkeley School of Law, Professor, 1990 – present.	9	AMG Funds (46 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio).

*	The Directors are elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until their respective successor is duly elected and qualified.
**	Mr. Loevner is considered an “interested person” of the Fund as defined in 1940 Act, because he serves as Chairman of Harding Loevner LP, the Fund’s investment advisor.
***

Ms. Carsman is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, Affiliated Managers Group, a control person of Harding Loevner L.P., the Fund’s investment adviser. Ms. Carsman will retire from the Board effective December 31, 2020. Ms. Carsman was appointed by the Board to serve as Director Emeritus upon retirement and will no longer serve as Director with power to vote on Board matters.

****

Mr. Karetsky will retire from the Board effective December 31, 2020, pursuant to the Fund’s Director Retirement Policy. Mr. Karetsky was appointed by the Board to serve as Director Emeritus upon retirement and will no longer serve as Director with power to vote on Board and Audit Committee matters.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes, or skills that each Director possesses which the Board of Directors believes has prepared the Director to be an effective Director.

David R. Loevner. Mr. Loevner has served as a Director and Chairman of the Board of Directors since 1996. Mr. Loevner is the Chairman and Chief Executive Officer of Harding Loevner LP, the Fund’s investment adviser, and has served in that capacity since 1989. Mr. Loevner also serves as a director of several other investment funds. Mr. Loevner has over 35 years of experience in the investment management industry. Prior to establishing Harding Loevner LP, he served in senior roles with Rockefeller and Co. (1981-89) and with the World Bank (1978-80). He serves as a member of the Goucher College Endowment Committee (1998-present) and has served as a director of the Princeton University Investment Company (1994-2000) and as Chairman of the Daniel M. Sachs Scholarship (1993-2013).

Christine C. Carsman. Ms. Carsman has served as a Director of the Fund since March 2017. Ms. Carsman has been an Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel of AMG, an asset management firm affiliated with the Fund’s investment adviser, from 2017 to 2018, and a Senior Policy Advisor since 2019. Prior to that time, she served in various management positions with AMG, including Senior Vice President and Deputy General Counsel of AMG (2011-2016); Senior Vice President and Chief Regulatory Counsel (2007-2011); and Vice President and Chief Regulatory Counsel (2004-2007). She currently serves as Trustee for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and as a Director for AMG Pantheon Funds. She has been a member of the Board of Governors of the Investment Adviser Association since 2011 and currently serves as Chair of the Board (since June 2019). Before joining AMG, Ms. Carsman was Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

R. Kelly Doherty. Mr. Doherty has served as a Director of the Fund since 2004. He is the founder and managing partner of Caymen Partners, a private investment firm formed in 1998. Previously, Mr. Doherty was vice chairman at Bankers Trust Company and a member of the firm’s management committee. Mr. Doherty also serves as a Director of Selective Insurance Group, Inc. (SIGI) where he is the Chairman of the Finance Committee and a member of the Audit Committee. Mr. Doherty has also served as a board member of Cyota, Inc., the Bendheim Center for Finance at Princeton University, KCPS/Clarity, L.P. Thebault Co, Princeton University National Annual Giving Committee and the Peck School.

Charles W. Freeman, III. Mr. Freeman has served as a Director of the Fund since 2008. As of 2018, he serves on the U.S. Chamber of Commerce as the Senior Vice President for Asia. He previously served as the Managing Director, China, of Bower Group Asia since December from 2016 to 2017. He previously was an International Principal at Forbes-Tate, LLC (2014 to 2016). Mr. Freeman also served as the Vice President of Rock Creek Global Advisors, LLC since 2013. Prior to that time, Mr. Freeman served as the Vice President of Global Public Policy and Government Relations of PepsiCo (2011 to 2013). He also held the Freeman Chair in China Studies at the Center for Strategic and International Studies (“CSIS”) (2007 to 2011) and served as a Board Member of the National Committee on US-China Relations (2007 to 2009 and 2010). Prior to CSIS and the National Committee, he served as managing director of the China Alliance, a collaboration of law firms that help clients devise trade, investment, and government relations strategies in the United States and China. Mr. Freeman also has served as assistant U.S. trade representative for China affairs, international affairs counsel to Senator Frank Murkowski (R-Alaska) and as a securities lawyer and venture capitalist concentrating on developing markets in Asia and Eastern Europe.

Samuel R. Karetsky. Mr. Karetsky has served as a Director of the Fund since 1998. He has been a Managing Member of the Karetsky Group LLC since 2003. He has been a principal of Wetherby Asset Management, a wealth management advisory firm with $4.5 billion under advisement, since 2004. Mr. Karetsky was a Managing Director and Principal of European Investors Incorporated from 1998 to 2002, where his responsibilities also included serving as Chief Compliance Officer and as a board member of a REIT fund. Prior to that, he was with the firms of Goldman, Sachs & Co., Morgan Stanley & Co. and OFFITBANK, and a consultant to Montgomery Securities, among others, with executive and investment responsibilities. He is a Director, Secretary and Treasurer of St. Mary’s Healthcare System since 1999.

Eric Rakowski. Mr. Rakowski has served as a Director of the Fund since 2008. He has been a Professor at the University of California at Berkeley School of Law since 1990. Previously, he worked as a corporate tax attorney at Davis Polk & Wardwell. Mr. Rakowski also serves as a trustee of other investment funds.

Board Leadership Structure

The Board is responsible for overseeing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders. Currently, the Board is composed of eight Directors, six of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”). If Mr. Lamin and Ms. Lynn are elected to the Board, as of January 1, 2021, the Board will be composed of eight directors, six of whom are Independent Directors. The Independent Directors meet regularly in executive sessions among themselves and with their independent counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Fund has engaged Harding Loevner L.P. (“Harding Loevner” or the “Adviser”) to manage the Fund, and the Board is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Fund’s principal executive officer is Mr. Richard Reiter, who also serves as President. Mr. David Loevner, an “interested person” of the Fund as defined in 1940 Act, serves as Chairman of the Board. The Board has appointed Mr. R. Kelly Doherty as its Lead Independent Director. The Lead Independent Director coordinates the activities of the other Independent Directors and performs such other duties and responsibilities as the Board may determine. The specific responsibilities of the Lead Independent Director are as follows:

•	Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the Independent Directors.

•	Call meetings of the Independent Directors, as appropriate.

•	Serve as principal liaison on Board-wide issues between the Independent Directors and the Chairman.

•	Review proposed Board meeting agendas in advance of their distribution.

•	Authorize the retention of outside advisors and consultants who report directly to Independent Directors.

The Board believes that the significance of each Director’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Relevant experience may be achieved through a Director’s educational background; business, professional training, or practice; public service or academic positions; experience from service as a board member (including as a member of the Board of Directors of the Fund) or as an executive officer of funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel (“Independent Counsel”), who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Fund’s or the Investment Adviser’s counsel. Both the Independent Counsel and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

It has been determined that the Board’s leadership structure is appropriate for each series of the Fund (each, a “Portfolio” and, together, the “Portfolios”) in light of the characteristics and circumstances of the Fund, including factors such as the Portfolios’ investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Fund, and that the leadership by Mr. Doherty provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

As of September 30, 2020, to the knowledge of the Fund, the Directors, Director nominees and Officers of the Fund collectively owned less than 1% of the total number of the outstanding shares of the Fund’s common stock, with the exception of the following Portfolios of which directors and officers collectively owned: Global Equity Portfolio 2.19%, International Small Companies Portfolio 2.90%, Frontier Emerging Markets Portfolio 3.25%, International Equity Research Portfolio 40.82%, Emerging Markets Research Portfolio 44.71%, and Global Equity Research Portfolio 46.88%; and with the exception of the following classes of which directors and officers collectively owned: Global Equity Portfolio-Institutional Class 1.71%, and Institutional Class Z 3.36%, International Small Companies Portfolio-Institutional Class 3.46%, Frontier Emerging Markets Portfolio-Institutional Class I 5.29%, Global Equity Research Portfolio – Institutional Class 46.88%, International Equity Research Portfolio – Institutional Class 25.30% and Emerging Markets Research Portfolio-Institutional Class 44.76%. Additional information related to the equity ownership of the Directors in the Fund and the compensation they received from the Fund is presented in Appendix A.

Since the beginning of the Fund’s most recently completed fiscal year ended October 31, 2020, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or its parent.

During the Fund’s fiscal year ended October 31, 2020, the Board met seven times. Each Director attended at least 75% of the total number of meetings of the Board held during the Fund’s most recently completed fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Fund does not have a policy requiring a Director to attend meetings of shareholders, but the Fund encourages such attendance.

Board of Directors’ Oversight of Risk Management

The Board of Directors’ role in the management of the Fund is in the nature of oversight, rather than day-to-day responsibility. As is the case with virtually all investment companies, the Funds’ service providers are responsible for the day-to-day management of the Portfolios, including responsibility for risk management (e.g., management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, reputational risk, and operational risk, among others). As part of its oversight function, the Board oversees the risk mitigation efforts implemented by the Fund’s service providers and has emphasized to them the importance of maintaining vigorous risk management. In addition, at the direction of the Board, Fund management annually conducts a comprehensive review of the risk management process relating to the operation of the Fund and reports its findings to the Board.

The Board has appointed a Chief Compliance Officer for the Fund, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. Additionally, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of the Fund’s service providers, including Harding Loevner’s Co-Chief Investment Officers, Harding Loevner’s Chief Compliance Officer and the Fund’s portfolio management personnel. The Independent Directors also meet at least quarterly with the Fund’s Chief Compliance Officer in a closed session at which no persons affiliated with Harding Loevner ordinarily are present. The Board also receives periodic presentations from personnel of Harding Loevner and the Fund’s other service providers regarding risk management generally, as well as periodic presentations regarding specific investment, operational or compliance areas, such as counterparty credit, business continuity, anti-money laundering, identity theft, valuation, and personal trading. In addition, the Board receives reports from counsel to the Fund and the Independent Counsel regarding regulatory compliance and governance matters.

Board oversight of risk management is also performed by the Board’s committees. The Board’s Audit Committee meets during its scheduled meetings with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and controls and valuation risks.

To the extent necessary between regularly scheduled Board and committee meetings, appropriate representatives of Harding Loevner communicate with the Lead Independent Director and the Chairperson of the Audit Committee regarding the Fund’s risk management. As appropriate, the Directors confer among themselves or with the Fund’s Chief Compliance Officer, representatives of Harding Loevner or other service providers, Fund counsel or the Independent Counsel to identify and review risk management issues.

The Fund, Harding Loevner, and other service providers of the Fund have adopted a variety of policies, procedures, and controls designed to address certain risks of the Portfolios related to a Portfolio’s investments and objectives and also operational and compliance risks of the Fund and its service providers, including business continuity, anti-money laundering, identity theft, valuation, and personal trading. Different policies, procedures, and controls are employed with respect to different types of risks. However, not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. Moreover, the policies, procedures, and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Board, the Fund, Harding Loevner, or the Fund’s other service providers. Additionally, it is necessary for each Portfolio to bear certain risks (e.g., investment related risks) in order to seek its investment objective. As a result, the Fund’s ability to manage risk is subject to substantial limitations. The Board’s oversight role does not make the Board or any Director a guarantor of the Fund’s investments or activities, and the Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committee Structure

The Board has two standing committees, the Audit Committee and Governance Committee.

The Audit Committee consists of three Directors, Ms. Ainslie, Ms. Cuniff and Mr. Karetsky, each of whom is an Independent Director. The function of the Audit Committee is to: (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee or, as appropriate, assist in Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting and independent audits; (iv) to approve the appointment of the Fund’s independent registered public accounting firm (the “Auditors”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s Auditors; and (vii) liaise between the Fund’s Auditors and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2020.

The Board has established a Qualified Legal Compliance Committee that will receive, retain, consider and act upon reports of evidence of possible material violations of applicable federal and state securities laws. The Committee consists of all the members of the Audit Committee. The Qualified Legal Compliance Committee did not hold any meetings during the fiscal year ended October 31, 2020.

The Governance Committee consists of the six Independent Directors, with Mr. Rakowski serving as the Chair of the Committee. The function of the Governance Committee is to: (i) oversee the processes of the Board for reviewing and approving the Fund’s investment advisory agreements; (ii) assist the Board in matters involving mutual fund governance, including the Board’s self-assessment, the structure and membership of Board committees, and the selection and retention of Independent

Directors; and (iii) consider and make recommendations to the board regarding the compensation of members of the Board and of the members and chairs of any constituent committees of the Board. The Governance Committee met four times during the fiscal year ended October 31, 2020.

The Fund’s Amended and Restated By-Laws and the Governance Committee Charter do not set forth any specific qualifications to serve as a Director. At this time, the Adviser does not have a policy regarding the consideration of any director candidates recommended by shareholders. The need for additional Directors occurs infrequently, but when the addition of a new Director is considered desirable, the Governance Committee shall review potential candidates and make recommendations to the full Board regarding suitable nominees. In evaluating a candidate for nomination or election as a Director, the Governance Committee and the Board will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contributes to good governance for the Fund.

On September 11, 2020 and October 30, 2020, the Governance Committee nominated each of the nominees set forth above to serve as Directors of the Fund and recommended that the Board approve such nominations and present the nominees to the shareholders for their approval. On that date, the Board approved the nominations and authorized the officers of the Fund to call a shareholder meeting for the purpose of voting on such nominees.

Shareholder Communications

The Board has adopted a process for shareholders to send communications to Directors. To communicate with a Director, a shareholder must send a written communication to the Fund’s principal office at 400 Crossing Boulevard, Suite 400, Bridgewater, NJ 08807, addressed to the Director. All shareholder communications received in accordance with this process will be forwarded to the individual Director to whom the communication is addressed.

The Board unanimously recommends that shareholders vote “FOR” each of the nominees listed above to serve as a Director of the Fund. Election of each nominee as a Director requires the affirmative vote of a majority of the votes cast at the Meeting.

PROXY VOTING AND SHAREHOLDER MEETING

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the election of each nominee as a Director. Any shareholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Fund at 400 Crossing Boulevard, Suite 400, Bridgewater, NJ 08807, by signing and submitting another proxy of a later date, or by attending the Meeting virtually and voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting (an “abstention”) or represent a “broker non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The election of a nominee as Director requires the affirmative vote of a majority of the votes cast at the Meeting, assuming a quorum is present. A quorum for the Meeting will consist of the presence in person (virtually) or by proxy of the holders of one third of the shares issued and outstanding and entitled to vote at the Meeting. For purposes of determining the presence of a quorum and counting votes, shares represented by abstentions and broker non-votes, if any, will be counted as present, but not as votes cast at the Meeting and will have no effect on the result of the vote in the election of Directors.

In the event that a quorum is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting or the chairman or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. If an adjournment proposal is submitted to shareholders, the shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment.

If the Fund does not receive your proxy within a reasonable period of time, you may receive a telephone call from a representative of Harding Loevner.

OTHER INFORMATION

Officer Information

Certain information concerning the Fund’s officers is set forth below. The Fund’s officers are elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies. The earliest date for which an officer was elected to serve in that capacity is presented below.

Name, Address and Age	Position(s) – (Year First Elected)	Principal Occupation during the past 5 years
Richard T. Reiter Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 54	President, since 2011	Harding Loevner LP, President and Chief Operating Officer, 1996 – present.

Tracy L. Dotolo Foreside Management Services, LLC 10 High Street, Suite 302 Boston, MA 02110 Age, 44	Chief Financial Officer and Treasurer since 2019	Director at Foreside, Inc. 2016 – present; Vice President – Global Fund Services at JPMorgan Chase 2009 – 2016.

Brian D. Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 58	Chief Compliance Officer, Anti-Money Laundering Compliance Officer since 2016, and Assistant Secretary since 2015	Harding Loevner LP, General Counsel, 2014 – present.
Aaron J. Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 41	Assistant Treasurer since 2012	Harding Loevner LP, Chief Financial Officer, 2012 – present.

Derek A. Jewusiak The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 Age, 49	Assistant Treasurer since 2013	The Northern Trust Company, Vice President, 2012 – present.

Name, Address and Age	Position(s) – (Year First Elected)	Principal Occupation during the past 5 years
Ryan Bowles Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 32	Assistant Treasurer since 2019	Harding Loevner LP, Product Manager, 2010 – present.

Lisa R. Price Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 41	Assistant Secretary since 2019	Harding Loevner LP, Counsel, 2019 – present; Oak Hill Advisors, LP, Principal, Associate General Counsel and Chief Compliance Officer (OHAI), January 2019 – August 2019, Vice President, Associate General Counsel and Chief Compliance Officer (OHAI), 2015 – 2018; Dechert LLP, Associate, 2005 – 2015.

Marcia Y. Lucas The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 Age, 52	Secretary, December 2018 – present; Assistant Secretary, 2011 – November 2018	The Northern Trust Company, Senior Vice President, 2015 – present.

Share Ownership

Information regarding person(s) who owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s shares on October 19, 2020 is provided in Appendix D.

Information About the Fund’s Adviser and Other Service Providers

The Fund’s investment adviser is Harding Loevner L.P., 400 Crossing Boulevard, Suite 400, Bridgewater, NJ 08807. The Fund’s administrator, custodian and transfer agent is The Northern Trust Company, 50 South LaSalle Street, Chicago, IL, 60603. The Fund’s distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202. Dechert LLP, 1095 Avenue of the Americas, New York, NY, 10036, serves as counsel to the Fund.

Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. At a meeting held on December 6, 2019 the Board, by the vote, cast in person, of a majority of the Directors, including a majority of the Independent Directors, approved KPMG LLP (“KPMG”), independent registered public accounting firm, to audit the Fund’s financial statements for the fiscal year ending October 31, 2020.

KPMG has audited the Fund’s financial statements for its fiscal year ended October 31, 2019 and will audit the Fund’s financial statements for its fiscal year ended October 31, 2020. Representatives of KPMG are not expected to participate in the Meeting but will be available to answer questions should they arise.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by KPMG for the Fund’s fiscal years ended October 31, 2020 and October 31, 2019, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report(s) to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Investment Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”).

	Audit Fees	Audit-Related Fees	Tax Fees	Aggregate Fees for Non-Audit Services Provided to the Fund, Investment Adviser and Service Affiliates	All Other Fees
2020	$226,820	$0	$92,090	$0	$0
2019	$222,050	$0	$75,060	$0	$1,800

The Audit Committee charter requires the pre-approval of all audit and non-audit services provided to the Fund by the independent registered public accounting firm. The Audit Committee charter also requires pre-approval of all audit and non-audit services provided to the Investment Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees, Tax Fees and Non-Audit Services in the preceding table were for services pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be considered at the Fund’s next meeting of shareholders should send the proposal to the Fund so as to be received within a reasonable time before the Fund begins to print and send its proxy materials relating to such meeting, in order to be included in the Fund’s proxy statement and form of proxy card relating to such meeting.

Other Matters

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting. If any procedural matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons exercising the proxies.

By Order of the Board of Directors,

Marcia Y. Lucas
Secretary of Harding, Loevner Funds, Inc.

APPENDIX A

ADDITIONAL INFORMATION REGARDING DIRECTORS AND NOMINEES

Ownership of the Fund’s Shares

The dollar range of the Fund’s shares owned by each existing Director or nominee as of September 30, 2020 is set forth below. The Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David R. Loevner

Global Equity Portfolio: Over $100,000

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: Over $100,000

Institutional Emerging Markets Portfolio: Over $100,000

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: Over $100,000

Global Equity Research Portfolio: Over $100,000

International Equity Research Portfolio: Over $100,000

Emerging Markets Research Portfolio: Over $100,000

Over $100,000

Carolyn N. Ainslie*

Global Equity Portfolio: None

International Equity Portfolio: $10,001-$50,000

International Small Companies Portfolio: None

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

$10,001-$50,000

Christine C. Carsman

Global Equity Portfolio: Over $100,000

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: $10,001-$50,000

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

Over $100,000

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jill R. Cuniff*

Global Equity Portfolio: None

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: $50,001-$100,000

Frontier Emerging Markets Portfolio: None

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

Over $100,000

R. Kelly Doherty

Global Equity Portfolio: None

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: Over $100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: $50,001-$100,000

Global Equity Research Portfolio: None

International Equity Research Portfolio: Over $100,000

Emerging Markets Research Portfolio: None

Over $100,000

Charles W. Freeman, III

Global Equity Portfolio: $10,001-$50,000

International Equity Portfolio: $10,001-$50,000

International Small Companies Portfolio: $10,001-$50,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: $10,001-$50,000

Frontier Emerging Markets Portfolio: $10,001-$50,000

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

Over $50,000

Samuel R. Karetsky

Global Equity Portfolio: Over $100,000

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: Over $100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: $50,001-$100,000

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

Over $100,000

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Eric Rakowski

Global Equity Portfolio: None

International Equity Portfolio: None

International Small Companies Portfolio: Over $100,000

Institutional Emerging Markets Portfolio: $50,001-$100,000

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

Over $100,000

Jason Lamin**

Global Equity Portfolio: None

International Equity Portfolio: None

International Small Companies Portfolio: None

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

None

Alexandra K. Lynn**

Global Equity Portfolio: None

International Equity Portfolio: None

International Small Companies Portfolio: None

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

Global Equity Research Portfolio: None

International Equity Research Portfolio: None

Emerging Markets Research Portfolio: None

None

*	Nominee and existing Director.
**	Nominee.

Compensation from the Fund

The table below sets forth the aggregate compensation paid by the Fund to Directors for the Fund’s fiscal year ended October 31, 2020.* The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive compensation from the Fund. In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its Directors.

Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
David R. Loevner**	$0	$0	$0	$0
Christine C. Carsman**	$0	$0	$0	$0
Carolyn N. Ainslie	$139,750	$0	$0	$139,750
Jill R. Cuniff	$129,750	$0	$0	$129,750
R. Kelly Doherty	$143,750	$0	$0	$143,750
Charles W. Freeman, III	$123,750	$0	$0	$123,750
Samuel R. Karetsky	$129,750	$0	$0	$129,750
Eric Rakowski	$133,750	$0	$0	$133,750

*

At its December 6, 2019 meeting, the Board, including a majority of the Independent Directors, approved an increase in the annual retainer to be paid to each Independent Director to $85,000 and approved an increase in the quarterly meeting fee to be paid to the Independent Directors to $7,500. Such increases were effective January 1, 2020.

**	Each of Mr. Loevner and Ms. Carsman is considered an “interested person” of the Fund as defined in the 1940 Act.

APPENDIX B

HARDING, LOEVNER FUNDS, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of the Harding Loevner Funds, Inc. (the “Fund”) hereby establishes the Audit Committee (the “Committee”). The following are the guidelines for the composition, mission and responsibilities of the Committee:

PURPOSES OF THE COMMITTEE

The purposes of the Committee are:

•	to oversee the Fund’s accounting and financial reporting policies and practices and to receive reports regarding its internal control over financial reporting;

•	to oversee the quality, integrity and objectivity of the Fund’s financial statements and the independent audits thereof;

•

to oversee or, as appropriate, assist in Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting and independent audits;

•

to approve the appointment of the Fund’s independent registered public accounting firm (the “Auditors”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s Auditors;

•	to act as a liaison between the Fund’s Auditors and the full Board; and

•	Such other purposes as shall be imposed upon the Committee by the full Board, law, rule or regulation.

COMPOSITION OF THE COMMITTEE

•	The Committee shall be composed entirely of independent directors[1] of the Board (the “Independent Directors”).

•	The members of the Committee shall be appointed by the full Board.

•	Each member of the Committee shall not accept any consulting, advisory or other compensatory fees from the Fund (other than fees for serving on the

[1]	Each member of the Committee shall not be an “interested person” of the Fund, as defined in § 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Board or any committee thereof) or Fund management or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management.

•

The Committee shall also determine whether at least one member of the Committee is an “audit committee financial expert” as defined by the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”) and shall consider whether any member thereof serves on the audit committee of any other public companies.

•	The Committee shall elect a chairman, who will preside over Committee meetings (the “Chairman”).

MEETINGS

•

The Meetings of the Committee shall be held at such times and at such places as determined from time to time by the Committee, but not less frequently than annually. The Chairman shall have the power to call meetings of the Committee at any time. The Chairman may invite Fund officers and other interested parties to participate in meetings. The Committee, in its discretion may meet in executive session outside the presence of Fund officers and other parties.

•

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

•

The Committee shall have direct access to the Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Auditors of the Fund. In addition, the Committee may meet with other officers and employees of the Fund’s adviser (the “Adviser”) and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

DUTIES AND POWERS OF THE COMMITTEE

To carry out its purposes, the Committee shall have the following duties and powers:

A.	Audit Oversight

•

to be directly responsible for the selection, retention, compensation and termination of the Fund’s Auditors based on (i) an evaluation of that firm’s independence[2] and the Auditor’s establishment and/or administration of

[2]	The Fund’s Auditors must be registered with the PCAOB in accordance with Section 102 of the Sarbanes Oxley Act.

appropriate procedures relating to the hiring and firing of employees or former employees of the Auditors by the Fund or its affiliates; and (ii) an evaluation of the nature and performance of audit services and other services;[3]

•

to review with the Auditors the results of any PCAOB inspection reports relating to the Auditors (it is the responsibility of the Auditors to promptly bring these reports to the attention of the Committee);

•

to ensure that the Auditors submit on a periodic basis, but no less frequently than annually in connection with the engagement of the Auditors to audit the Fund’s financial statements, to the Committee a formal written statement delineating all relationships between such Auditors and the Fund, consistent with PCAOB Rule 3520, and actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and, if deemed appropriate by the Committee, to recommend that the Board take appropriate action in response to the report of such Auditors to satisfy itself regarding the Auditors’ independence;

•

to receive and review specific representations from the Auditors with respect to audit partner rotation and conflicts of interest described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

•

to meet periodically with the Auditors to review the scope of the annual audit and any special audits, and the procedures to be performed, including their evaluation of internal controls, and to review with the Auditors their judgment about the quality of accounting principles employed in the Fund’s financial statements and any proposed changes therein;

•

to review the results of the audit of the Fund’s financial statements conducted by the Auditors and any management letter issued by the Auditors and to discuss the Fund’s audited financial statements with Fund management;

•

to discuss any other required communications by the Auditors under applicable auditing standards, including PCAOB AS 1301, relating to the audits of the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such Auditors, or any other results of any audit;

•

to receive and review reports by the Fund’s Auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the

[3]	The selection of the Fund’s Auditors must be approved by a vote of the majority of the Fund’s Independent Directors. See 1940 Act § 32(a)(1).

Auditors; and (iii) other material written communications between the Auditors and Fund management, such as any management letter or schedule of unadjusted differences;

•

to review with the Auditors, Fund management and the Adviser any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee, or other similarly significant issues that could have a material effect on the Fund’s financial statements;

•

with the advice of legal counsel and the Auditors, as appropriate, promptly develop a recommendation to Fund management and the Adviser designed to remedy any “illegal acts” or other significant matters brought to the attention of the Committee;

•	to pre-approve audit and non-audit services except those within the de minimis statutory exception, provided by the Auditors to the Fund;

•

to pre-approve non-audit services provide by the Auditors to the Adviser or any other entity controlling, controlled by or under common control with the Adviser that provides on-going services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes Oxley Act and the rules issued by the SEC in connection therewith and to consider the possible effect of providing such services on the Auditor’s independence;

•

in performing its responsibilities for pre-approving audit and non-audit services, the Committee may adopt pre-approval policies and procedures for such services, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee);

•

to review with the Auditors, and make any recommendations to Fund management it believes necessary or appropriate with respect to the adequacy and effectiveness of Fund’s internal control over financial reporting and Fund management’s responses thereto, and the quality of the staff implementing those controls and procedures;

•

to receive and review reports from the Fund’s Chief Executive Officer and the Chief Financial Officer, or persons performing similar functions, regarding (i) all significant deficiencies and material weaknesses in the design or operation of Fund internal control over financial reporting, which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize, and report financial information; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal control over financial reporting; and (iii) whether or not there were changes in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

B.	Other Oversight

•

to review and report to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate, as reported to the Committee by the Auditors or Fund management;

•

to direct and supervise investigations into any matters within the scope of this Charter, including the integrity of reported facts and figures and related disclosure concerning the financial statements of the Fund. In addition, the Committee shall direct and supervise investigations with respect to evidence of fraud or significant deficiencies or material weaknesses in the design or operation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes Oxley Act and the rules issued by the SEC; and

•	to perform such other functions consistent with this Charter, the Fund’s Articles of Incorporation, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate.

C.	General

•

The Committee shall have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund’s expense. The Fund shall provide for appropriate funding, as determined by the Committee for payment of compensation to: (i) the Fund’s Auditors and (ii) any advisers employed by the Committee; and

•	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted:	December 7, 2006
Amended:	September 9, 2009
September 13, 2013
December 18, 2014

APPENDIX C

HARDING, LOEVNER FUNDS, INC.

GOVERNANCE COMMITTEE CHARTER

The Board of Directors (the “Board”) of the Harding, Loevner Funds, Inc. (the “Fund”) hereby establishes the Governance Committee (the “Committee”). The following are the guidelines for the composition, mission and responsibilities of the Committee:

PURPOSES OF THE COMMITTEE

The purposes of the Committee are to:

•	oversee the processes of the Board for reviewing and approving the Fund’s investment advisory agreements;

•

assist the Board in matters involving mutual fund governance, including the Board’s self-assessment, the structure and membership of Board committees, and the selection and retention of independent directors; and

•	consider and make recommendations to the Board regarding compensation of the members of the Board and of the members and chairs of any constituent committees of the Board.

COMPOSITION OF THE COMMITTEE

•	The Committee shall be composed of all of the independent directors[1] of the Board.

•	The Committee shall elect a chairman (the “Chair”), who will preside over Committee meetings.

•

The Chair may establish one or more sub-committees (a “Sub-Committee”) to act on behalf of the Committee and select one or more additional Committee members to serve on a Sub-Committee upon notice to the Board.[2] Subsequent references in the Charter to the Committee shall also apply to any Sub-Committee.

•	The Chair and Committee members will receive such compensation, if any, as determined by the independent directors from time to time.

[1]	Each member of the Committee shall not be an “interested person” of the Fund, as defined in §2(a)(19) of the Investment Company Act of 1940, as amended.
[2]

By way of example, the Committee may establish a Sub-Committee to review the Fund’s investment advisory agreements (a “15(c) Sub-Committee”) and a Sub-Committee to assist in the selection of new independent directors (a “Nominating Sub-Committee”).

MEETINGS

•

The Meetings of the Committee shall be held at such times and at such places as determined from time to time by the Committee. The Chair shall have the power to call meetings of the Committee at any time. The Chair may invite Fund officers and others to participate in meetings. The Committee, in its discretion, may meet in executive session outside the presence of Fund officers and other parties.

•

The Committee may meet telephonically or by video conference. Subject to applicable law, the Committee may act by the written consent of a majority of its members and may also take action via electronic mail in lieu of a meeting, provided that (i) the quorum requirement set forth below is met and (ii) each Committee member receives copies of any electronic mail transmissions circulated by each other member relating to the proposed action(s).

•

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

•	The Committee may meet with officers and employees of the Fund’s investment adviser and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

•

The Committee shall ensure that minutes of all Committee meetings are created and maintained; provided, however, that the Committee may, in its discretion, waive the requirement to keep minutes in situations where it is not practicable or advisable and report orally to the full Board. The Committee will submit minutes of all meetings to, or report on the material matters discussed at each Committee meeting with, the full Board, as appropriate.

DUTIES AND POWERS OF THE COMMITTEE

To carry out its purposes, the Committee shall have the following duties and powers to:

•	delegate any portion of its authority to one or more members. Any decision by such member or members shall be presented to the full Committee at its next regularly scheduled meeting;

•

engage independent counsel, consultants and other advisers as the Committee deems necessary to carry out its duties at the Fund’s expense; provided that the Committee shall consult with the full Board prior to retaining consultants or other advisers. The Fund shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee;

•	perform such other functions consistent with this Charter, the Fund’s Articles of Incorporation, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate; and

•	periodically review the provisions of this Charter.

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the management of the Fund, or by service providers, or by legal counsel, or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a director of the Fund under applicable federal and state law.

Adopted: March 2, 2018

APPENDIX D

SHARE OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s shares as of the Record Date, October 19, 2020.

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
Global Equity

Institutional Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	23.46%	N/A	N/A

	Wells Fargo Bank NA FB Sentara HC Private Equity Funds P.O. Box 1533 Minneapolis, MN 55480	18.11%	N/A	N/A

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	11.02%	N/A	N/A

	Wells Fargo Bank NA FB Sentara Pension Mutual Funds P.O. Box 1533 Minneapolis, MN 55480	10.60%	N/A	N/A

International Equity

Institutional Class	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	20.50%	N/A	N/A

	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	12.26%	N/A	N/A

	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	10.77%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	7.42%	N/A	N/A
	Merrill Lynch Pierce Fenner & Smith Inc Trst for Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.27%	N/A	N/A

International Small Companies

Institutional Class	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	23.43%	N/A	N/A

	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	14.66%	N/A	N/A

	Charles Schwab & CO Inc Special Custody A/C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	13.04%	N/A	N/A

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	6.44%	N/A	N/A

	MITRA CO FBO 98 C O Reliance Trust CO WI 480 Pilgrim Way, Suite 1000 Green Bay, WI	6.30%	N/A	N/A

	CAPINCO PO Box 1787 C/O US BANK NA Milwaukee, WI	5.53%	N/A	N/A

	Saxon Co FBO 404XXX PO Box 7780-1888 Philadelphia, PA 19182	5.17%	N/A	N/A

Institutional Emerging Markets

Institutional Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	33.65%	The Charles Schwab Corporation	DE

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	30.25%	Fidelity Global Brokerage Group, Inc.	DE

	SEI Private Trust Company C O TIAA SWP 1 Freedom Valley Drive Oaks, PA	6.58%	N/A	N/A

Frontier Emerging Markets

Institutional Class I	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	34.36%	Morgan Stanley Smith Barney	DE

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	15.17%	N/A	N/A

	Band & Co PO Box 1787 c/o US Bank NA Milwaukee, WI 53207	11.84%	N/A	N/A

	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	10.31%	N/A	N/A

	Merrill Lynch Pierce Fenner & Smith Inc Trst for Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.07%	N/A	N/A

Frontier Emerging Markets

Institutional Class II	Northern Trust CO Custodian FBO Rami Partners P.O. Box 92956 Chicago, IL 60603	24.78%	N/A	N/A

	Northern Trust CO Custodian FBO LTW Group Holdings P.O. Box 92996 Chicago, IL 60603	20.94%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	LWIP II LLLP c/o Harding Loevner Bridgewater, NJ 08807	13.61%	N/A	N/A

	Stamps Family Partnership III LP c/o Harding Loevner Bridgewater, NJ 08807	13.03%	N/A	N/A

	Northern Trust CO Custodian FBO Cindy Springs LLC P.O. Box 92996 Chicago, IL 60603	11.09%	N/A	N/A

	Northern Trust CO Custodian FBO Fetzer Inst Sundry P.O. Box 92956 Chicago, IL 60603	9.06%	N/A	N/A

	E. Roe Stamps and Stephen G. Woodsum TRST Saugatuck TRUST c/o Harding Loevner Bridgewater, NJ 08807	7.49%	N/A	N/A

Global Equity Research

Institutional Class	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	41.67%	N/A	N/A

	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	41.67%	N/A	N/A

	Ferrill D. Roll & Elizabeth Belinda Roll c/o Harding Loevner Bridgewater, NJ 08807	5.21%	N/A	N/A

International Equity Research

Institutional Class	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	35.01%	N/A	N/A

	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	23.34%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	Matrix Company Cust FBO Harding Loevner Profit Sharing THRI Suite 1300 717 17th Street Denver, CO 80202	12.22%	N/A	N/A

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	5.37%	N/A	N/A

Emerging Markets Research

Institutional Class	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	37.26%	N/A	N/A

	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	37.26%	N/A	N/A

	Richard T. Reiter & Jill A. Reiter c/o Harding Loevner Bridgewater, NJ 08807	5.59%	N/A	N/A

Global Equity

Advisor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	30.70%	The Charles Schwab Corporation	DE

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	24.03%	N/A	N/A

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	21.61%	N/A	N/A

	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 211 Main St Attn Mutual Funds San Francisco, CA 94104	7.49%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

International Equity

Investor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	51.84%	The Charles Schwab Corporation	DE

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	18.22%	N/A	N/A

	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	8.43%	N/A	N/A

	Charles Schwab & CO Inc Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	5.44%	N/A	N/A

	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	5.12%	N/A	N/A

International Small Companies

Investor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	44.63%	The Charles Schwab Corporation	DE

	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	23.82%	N/A	N/A

Emerging Markets

Advisor Class	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	29.65%	Morgan Stanley	DE

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	20.68%	N/A	N/A

	National Financial Services LLC Exclusive FBO Our Customers 499 Washington Blvd Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	11.39%	N/A	N/A

	LPL Financial PO Box 509046 FBO Customer Accounts Attn Mutual Fund Operations San Diego, CA	6.58%	N/A	N/A

Frontier Emerging Markets

Investor Class	National Financial Services LLC Exclusive FBO Our Customers 499 Washington Blvd Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	32.55%	Fidelity Global Brokerage Group, Inc.	DE

	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	23.97%	N/A	N/A

	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	21.75%	N/A	N/A

Global Equity

Institutional Class Z	J.P. Morgan Chase Bank N.A. 4 Chase Metrotech Center Floor 06 FBO DLE – Mutual Fund Holdings Brooklyn, NY 11201	23.32%	N/A	N/A

	J.P. Morgan Chase Bank N.A. 4 Chase Metrotech Center Floor 06 FBO DLE – Mutual Fund Holdings Brooklyn, NY 11201	17.04%	N/A	N/A

	Bank of America. PO BOX 843869 FBO Dallas, TX	9.57%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

	Bank of America. Custodian PO BOX 843869 FBO Dallas, TX	9.43%	N/A	N/A

	CAPINCO PO Box 1787 c/o US Bank NA Milwaukee, WI 53212	7.93%	N/A	N/A

	SEI Private Trust Company C O BNY Mellon Bank Freedom Valley Drive Attn Mutual Fund Admin Oaks, PA	5.79%	N/A	N/A

	T Rowe Price Retirement Plan Service FBO Retirement Plan Clients 4515 Painters Mill Rd. Owings Mills, MD	5.48%	N/A	N/A

Institutional Emerging Markets

Institutional Class Z	North Dakota Board of University 1707 N 9th St and School Lands Bismarck, ND 58501	16.52%	N/A	N/A

	CAPINCO PO Box 1787 c/o US Bank NA Milwaukee, WI 53212	10.59%	N/A	N/A

	Christiana Care Health Services Inc 200 Hygeia Dr. Newark, DE 19713	9.93%	N/A	N/A

	Mac & Co A/C 981336 500 Grant Street Attn Mutual Fund Operations Pittsburgh, PA 15219	7.03%	N/A	N/A

	Hofstra University128 Hofstra University, 101 Phillips Hall Hempstead, NY	5.55%	N/A	N/A

	Northern Trust CO as TTEE PO Box 92994 FBO Highgroup Chicago, IL 60603	5.38%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction

International Equity

Institutional Class Z	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 211 Main St Attn Mutual Funds San Francisco, CA 94104	29.18%	The Charles Schwab Corporation	DE

	National Financial Services LLC For the Exclusive Bene of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City, NJ 07310	19.69%	N/A	N/A

	Interinsurance Exchange of the Auto Club 3333 Fairview Road MS-A355 Costa Mesa, CA 92626	6.15%	N/A	N/A

	CAPINCO PO Box 1787 c/o US Bank NA Milwaukee, WI 53212	5.32%	N/A	N/A

OUTSTANDING SHARES

As of October 19, 2020, each Portfolio of the Harding, Loevner Funds, Inc. had the following number of shares outstanding:

PORTFOLIO	OUTSTANDING SHARES
Global Equity Portfolio – Institutional Class	24,557,110.744
Global Equity Portfolio – Advisor Class	1,251,639.715
Global Equity Portfolio – Institutional Class Z	6,880,318.017
International Equity Portfolio – Institutional Class	572,047,219.484
International Equity Portfolio – Investor Class	14,275,967.621
International Equity Portfolio – Institutional Class Z	91,410,828.310
International Small Companies Portfolio – Institutional Class	19,412,494.734
International Small Companies Portfolio – Investor Class	2,334,791.540
Institutional Emerging Markets Portfolio – Institutional Class	228,868,879.729
Institutional Emerging Markets Portfolio – Institutional Class Z	29,580,368.315
Emerging Markets Portfolio – Advisor Class	67,940,158.160
Frontier Emerging Markets Portfolio – Institutional Class I	10,658,139.134
Frontier Emerging Markets Portfolio – Institutional Class II	16,812,144.026
Frontier Emerging Markets Portfolio – Investor Class	1,542,160.820
Global Equity Research Portfolio – Institutional Class	578,840.159
International Equity Research Portfolio – Institutional Class	1,040,028.345
Emerging Markets Research Portfolio – Institutional Class	657,051.494

HARDING, LOEVNER FUNDS, INC. 400 CROSSING BOULEVARD, SUITE 400 BRIDGEWATER, NJ 08807 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. To attend and vote at the virtual meeting 1) Register by going to Virtual Shareholder Meeting at: https://viewproxy.com/HardingLoevner/ broadridgevsm/ TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D25282-S10556 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For All [    ] Withhold All [    ] For All Except [    ] To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Carolyn N. Ainslie 02) Jill R. Cuniff 03) Jason Lamin 04) Alexandra K. Lynn Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. D25283-S10556 HARDING, LOEVNER FUNDS, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS DECEMBER 14, 2020 The undersigned Shareholder(s) hereby appoint(s) Richard Reiter, Marcia Lucas, and Brian Simon, or any one of them true and lawful attorneys with power of substitution of each, to vote the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the Harding, Loevner Funds, Inc. to be held on December 14, 2020 at 11:00 a.m. Eastern Time, virtually, and at any postponements or adjournments thereof (the “Special Meeting”), to vote all of the shares of Harding, Loevner Funds, Inc. that the undersigned would be entitled to vote if personally present at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. THIS PROXY IS SOLICITED ON BEHALF OF the Harding, Loevner Funds, Inc. Board of Directors. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Election of Directors. Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.